Significant Accounting Policies (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Significant Accounting Policies
Net income	$ 13,431,855	$ 13,739,940
Less: dividends to preferred shareholders	120,938	66,563
Net income available to common shareholders	$ 13,310,917	$ 13,673,377
Weighted average number of common shares used in computing earnings per share	5,471,457	5,403,938
Earnings per common share	$ 2.43	$ 2.53